Note 15 - Derivative Financial Instruments - Derivatives Not Designated as Hedging Instruments by Account Type (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Interest rate swap contracts, current	$ 0	$ 1,142,682
Interest rate swap contracts, noncurrent	0	2,669,244
Total derivative assets	0	3,811,926
Interest rate swap contracts, current liability	56,042	0
Interest rate swap contracts, noncurrent liability	168,138	0
Total derivative liabilities	$ 224,180	$ 0